Offerings - Offering: 1	Jul. 09, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Equity
Security Class Title	Common Stock, $0.0001 par value per share
Amount Registered | shares	75,245,366
Maximum Aggregate Offering Price	$ 752.45
Fee Rate	0.01381%
Amount of Registration Fee	$ 0.10
Offering Note	Relates to common stock, $0.0001 par value per share, of Pulmatrix, Inc., a Delaware corporation ("Pulmatrix"), issuable to holders of common stock, $0.00001 par value per share, of Eos SENOLYTIX Inc., a Delaware corporation ("Eos"), in the proposed merger of PUOS Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Pulmatrix, with and into Eos, with Eos surviving as the wholly owned subsidiary of Pulmatrix and the surviving corporation of the merger (the "Merger"). The amount of common stock of Pulmatrix to be registered includes the estimated maximum number of shares of common stock of Pulmatrix that are expected to be issued (or become issuable) pursuant to the Merger, without taking into account the effect of a reverse stock split of common stock of Pulmatrix, assuming an estimated pre-split exchange ratio (which is subject to adjustment prior to the closing of the Merger) of approximately 8.64 shares of common stock of Pulmatrix for each outstanding share of common stock of Eos. The amount registered additionally includes 10,000 shares of Pulmatrix common stock that may be issuable as a result of rounding up to the nearest share in lieu of issuing fractional shares. Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(f)(2) of the U.S. Securities Act of 1933, as amended. Eos is a private company, no market exists for its securities, and it has an accumulated capital deficit. Therefore, the proposed maximum aggregate offering price for the shares expected to be issued pursuant to the Merger is one-third of the product of the par value of the Eos securities expected to be exchanged in the proposed merger.